EXHIBIT 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF GASCO ENERGY, INC.
PURSUANT TO 18 U.S.C. § 1350
     I, W. King Grant, President and Chief Financial Officer of Gasco Energy, Inc. (the “Company”), hereby certify that the accompanying report on Form 10-K/A,for the fiscal year ended December 31, 2009 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.
     I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 27, 2010

/s/ W. King Grant
Name:	W. King Grant
Title:	Chief Financial Officer